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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 1-9601

      Date of Report (date of earliest event reported): October 23, 2008


                          K-V PHARMACEUTICAL COMPANY
            (Exact name of registrant as specified in its charter)

              DELAWARE                                 43-0618919
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)

         2503 SOUTH HANLEY ROAD
          ST. LOUIS, MISSOURI                            63144
(Address of principal executive offices)              (Zip Code)


                                (314) 645-6600
             (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     / / Written communications pursuant to Rule 425 under the Securities Act. / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     / / Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act.
     / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 23, 2008, the Board of Directors of K-V Pharmaceutical, Inc. (the "Company") approved a form of indemnification agreement (the "Indemnification Agreement") to be entered into with each of the Company's directors.

         The Indemnification Agreement supplements existing indemnification provisions of the Company's Bylaws and, in general, provides for indemnification to the fullest extent permitted by Delaware law, subject to the exceptions, terms and conditions provided in the Indemnification Agreement. The Indemnification Agreement also provides that the Company will advance to the indemnified person, if requested by an indemnified person, expenses incurred in connection with any proceeding arising out of such indemnified person's service to the Company, subject to reimbursement by the indemnified person should a final judicial determination be made that indemnification is not available under applicable law, and that the Company shall purchase and maintain insurance against any liability asserted against, and incurred by, the indemnified person arising out of his service to the Company, provided that such insurance is available on commercially reasonable terms.

         The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is filed herewith as
Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

             (d) The following exhibit is furnished as part of this report:

             Exhibit Number                     Description
             --------------                     -----------

                  10.1                Form of Indemnification Agreement.

             The Company has posted this Form 8-K on its Internet website at www.kvpharmaceutical.com.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2008

                                            K-V PHARMACEUTICAL COMPANY


                                            By: /s/ Richard H. Chibnall
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                                               Richard H. Chibnall
                                               Vice President, Finance






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